UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2026
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CapsoVision, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-42705	20-3369494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18805 Cox Avenue, Suite 250 Saratoga, California	95070
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (408)-624-1488
n/a
(Former Name or Former Address, if Changed Since Last Report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
common stock, $0.001 par value per share	CV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Dr. David S. Shields as a Director
On July 1, 2026, the Board of Directors (the “Board”) of CapsoVision Inc. (the “Company”) appointed Dr. David Stanley Shields to serve as a Class I director of the Board and as a member of the Compensation Committee of the Board, in each case effective immediately to fill the vacancy upon the resignation of Dr. Imperial. There are no arrangements or understandings between Dr. Shields and any other persons pursuant to which he was selected as a Class I director of the Company.
Dr. David S. Shields, age 75, is a board-certified gastroenterologist with more than four decades of experience in academic medicine, clinical gastroenterology, advanced endoscopy, and digestive disease management. Since 1986, he has maintained a private gastroenterology consulting practice in Palo Alto, California, providing comprehensive care to patients with gastrointestinal and liver disorders.
Dr. Shields previously served as Assistant Professor of Medicine in the Division of Gastroenterology at Stanford University School of Medicine and served as Director of Endoscopy at Stanford Hospital. Throughout his career, he has remained actively involved in clinical education and physician training. He currently serves as a gastroenterology consultant and clinician at both San Mateo County Medical Center and the Palo Alto Veterans Affairs Health Care System, where he continues to teach medical residents and gastroenterology fellows.
A recognized leader in gastrointestinal innovation, Dr. Shields established one of the earliest gastroenterology endoscopy programs associated with Stanford University and has been an early adopter and clinical investigator in capsule endoscopy technology. He has accumulated nearly two decades of experience utilizing capsule endoscopy for the diagnosis and management of small bowel disorders and gastrointestinal bleeding.
Dr. Shields earned a Bachelor of Arts degree in Biochemistry with highest honors from the University of California, Santa Barbara, and received his Doctor of Medicine degree from the University of California, San Francisco School of Medicine. He completed his residency training in Internal Medicine at Stanford University School of Medicine and the University of Virginia, followed by a fellowship in Gastroenterology at the University of Virginia.
Dr. Shields does not have a material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K. The Board has determined that Dr. Shields is an independent director of the Board, and that he satisfies all applicable requirements to serve on the Compensation Committee, including without limitation the applicable requirements of The Nasdaq Stock Market LLC and the Securities Exchange Act of 1934, as amended.
Dr. Shields will participate in the standard non-employee director compensation arrangements described in the Company’s proxy statement. Dr. Shields has entered into the Company’s standard form of indemnification agreement for directors, which was previously filed with the SEC. In addition, the Company has entered into a consulting agreement with Dr. Shields pursuant to which Dr. Shields will provide clinical consulting and industrial affiliation services to the Company in consideration of US$600 per hour for up to 3 hours per work week.
Resignation of Dr. Joanne Imperial as a Director
On July 1, 2026, Dr. Joanne Imperial stepped down from the Board as a Class I director and as a member of the Compensation Committee of the Board, effective immediately. Dr. Imperial’s decision to resign was not the result of any disagreement with the management or the Board on any matter relating to the Company’s operations, policies or practices.
Dr. Imperial will continue to serve the Company as an independent consultant. The Company and Dr. Imperial have mutually agreed that Dr. Imperial will be available to provide clinical consulting assistance and industrial affiliation support to the Company and entered into the amended and restated consulting agreement as of July 2, 2026 which superseded and replaced the consulting agreement between the Company and Dr. Imperial dated July 23, 2025. Based on the amended and restated consulting agreement, Dr. Imperial will earn US$600 per hour, for up to 5 hours per work week. As compensation for her services she was granted an option to purchase 10,000 shares of the Company's common stock at an exercise price per share equal to the fair market value as of July 2, 2026. 25% of the total shares subject to the option shall vest on the one-year anniversary of July 2, 2026 and 1/48 of the granted shares shall vest each month thereafter, subject to Dr. Imperial’s continuing to be a consultant of the Company on each such date.

Item 7.01           Regulation FD Disclosure.
On July 2, 2026, the Company issued a press release announcing Dr. Shields’ appointment as a director of the Board and Dr. Imperial’s resignation from the Board. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.
The information in this Item 7.01 of Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01           Financial Statements and Exhibits.
(d)The following exhibits are being filed herewith:

Exhibit No.	Description

10.1	Amended and Restated Consulting Agreement with Joanne C. Imperial MD, dated as of July 2, 2026.

10.2	Consulting Agreement with David S. Shields MD, dated as of July 2, 2026.

99.1	Press Release of the Company, dated July 2, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSOVISION, INC.

Date: July 2, 2026	By:	/s/ Kang-Huai (Johnny) Wang
	Name:	Kang-Huai (Johnny) Wang
	Title	President and Chief Executive Officer